Sovereign Bank, N.A. Fixed Income Investor Update August 20, 2013

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of branches; data as of June 2012 (published on annual basis in October) • Sovereign Bank is the main subsidiary of Santander Holdings USA, Inc. (SHUSA) • In January 2009, Banco Santander, S.A. acquired 100% of Sovereign Bancorp (later renamed SHUSA) and Sovereign Bank • In January 2012, Sovereign Bank converted its charter to a national banking association regulated by the OCC • SHUSA is a bank holding company regulated by the FRB Boston and SEC registered • Sovereign Bank as of 2Q13: Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 170 2.7% 9 New Jersey 152 3.1% 7 New York 75 0.8% 17 Rhode Island 32 4.4% 6 Sovereign Bank: Overview Branches: 718 ATMs: 2,099 Employees (FTEs): 8,383 Assets: $76.4B Deposits: $50.2B Gross Loans: $50.4B

4 4 Sovereign Bank: 2Q2013 Highlights Sustained Improvement in Asset Quality NPLs and Criticized Balances declined -7% and -28% respectively YOY Net Interest Margin Improved During 1H13 YOY pre-tax income and net income increased 32% and 15% respectively Solid Capital Ratios Well-positioned for transition to Final Basel III rules Continued to Reposition Balance Sheet Increased asset sensitivity, lowered cost of deposits & reduced wholesale funding Appointed New Chief Executive Officer Román Blanco elected CEO of SHUSA and Sovereign Bank1 1Effective as of 7/16/2013 for SHUSA and 7/31/2013 for the Bank; see press release dated July 16, 2013 for more information (www.sovereignbank.com/companyinfo/media_center/news_releases/company.asp)

5 Sovereign Bank: Quarterly Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income During 1H13 YOY pre-tax income and net income increased 32% and 15% respectively Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 251 260 213 179 263 160 0 50 100 150 200 250 300 350 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 471 463 456 443 435 425 2.80% 2.70% 2.61% 2.53% 2.50% 2.55% 0 100 200 300 400 500 600 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 NII Net Interest Margin 148 153 142 68 246 150 0 50 100 150 200 250 300 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 118 127 123 70 176 106 0 50 100 150 200 250 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

6 Sovereign Bank: Balance Sheet 2Q13 $63.6B LIABILITIES $12.8B EQUITY$76.4B ASSETS All balances as of 06/30/2013 4Q12: Investments 24% & FHLB 16% Through 2Q13, Sovereign Bank continued to reposition the balance sheet Interest- bearing DDA 12% Noninterest- bearing DDA 10% Savings 5% Money Market 24% CD 14% FHLB 14% Other Borrowings 1% Other Liabilities 3% Equity 17% Cash 5% Other Loans 5% C&I 17% CRE 13% Residential 13% Multi-family 10% Home Equity 8% Investments 19% Goodwill/ CDI 5% Other Assets 5%

7 7 $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Criticized Balances Criticized Ratio Criticized Balances2 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Non-Performing Loans1 Annualized Net Charge off Ratio Sovereign Bank: Asset Quality $ MM-16% 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans Credit metrics continue to improve $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC * Delinquency3 0.99% 0.45%0.45% 0.77% 1.11%1.01% 0.58% 0.74%0.79% 1.11% 0.91% 1.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks** 0.93% 0.80%0.79% 1.02%0.92%0.97% 1.35% 1.50% 1.68%1.64%1.59% 1.81% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks**

8

Sovereign Bank: Asset Quality

Improving trend brings credit metrics in line with large bank peers

Texas Ratio[1]


28.8%
26.3%
26.2%
25.8%
24.8%
23.7%
13.4%
11.9%
12.4%
12.1%
11.4%
11.0%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Sovereign
Large Banks**

Non-Performing Loan Ratio


2.4%
2.1%
2.3%
2.3%
2.2%
2.1%
2.5%
2.4%
2.4%
2.2%
2.1%
2.0%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Sovereign
Large Banks**

ALLL to Total Loans


2.13%
2.05%
1.92%
1.90%
1.85%
1.84%
2.07%
1.99%
1.85%
1.81%
1.73%
1.66%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Sovereign
Large Banks**

Reserve Coverage (ALLL/NPL[2])


94.9%
97.3%
91.3%
91.2%
89.3%
90.9%
86.3%
93.6%
82.3%
86.2%
87.5%
88.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Sovereign
Large Banks**

**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC

[1] See Appendix for Non-GAAP measure reconciliation of Texas Ratio

[2] NPLs = Nonaccruing loans *plus* accruing loans past due 90+ days

Santander

9 CRE2 & Multi-Family Mortgages C&I Outstandings NPL* to Total Loans Net Charge-Offs** 1See Appendix for graph of NPL-to-Total Loans and NCOs ratios for All Other Loans 2CRE includes $2.5 BN of owner-occupied real estate *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters Sovereign Bank: Asset Quality1 US $ Billions Home Equity

10 10 Average Total Deposit Balances1 ($Mn) Sovereign Bank: Deposits 1Represents average quarterly balances Average Non Maturity Deposit Balances1 ($Mn)  Continued to lower cost of deposits through disciplined pricing  Loan-to-Deposit ratio declined to 100% from 108% in 2Q12 $49,246 $49,747 $49,348 $51,084 $50,939 $50,345 0.48% 0.47% 0.48% 0.49% 0.45% 0.43% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Total Deposits Avg. Interest Cost $38,171 $37,912 $37,107 $38,206 $38,532 $39,201 0.28% 0.28% 0.27% 0.28% 0.26% 0.25% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Non Maturity Deposit Balances Avg. Interest Cost

11 Sovereign Bank: Capital Ratios For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix Well-positioned for transition to Final Basel III rules 13.0% 12.9% 12.8% 12.9% 13.4% 13.8% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 13.0% 12.9% 12.8% 12.9% 13.4% 13.8% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 10.6% 10.6% 10.5% 10.5% 10.7% 11.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 15.1% 15.0% 14.9% 14.9% 15.4% 15.8% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Tier 1 Common Ratio Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio

12 3 4 1 Refurbishment in all branches with over 7,000 signs to be updated 2 New public website New ATMs rollout with enhanced capabilities 2013 2H Priorities Rebranding effective October 17, 2013 Rebranding from Sovereign to Santander

Appendix

14 Sovereign Bank: Quarterly Trended Statement of Operations (US$ in Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Net interest income 471$ 463$ 456$ 443$ 435$ 425$ Fees & other income 160 145 143 163 164 182 Other non-interest income/(loss) 15 61 - 24 74 (41) Net revenue 646 669 599 630 673 566 General & administrative expenses (349) (371) (347) (380) (373) (372) Other expenses (46) (38) (39) (71) (37) (34) Provisions for credit losses (103) (108) (71) (111) (17) (10) Income before taxes 148 152 142 68 246 150 Income tax (expense)/benefit (30) (26) (19) 2 (70) (44) Net income 118$ 126$ 123$ 70$ 176$ 106$ 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Net interest margin 2.80% 2.70% 2.61% 2.53% 2.50% 2.55%

15 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 18,374$ 2.10% 20,875$ 2.12% (2,501)$ -0.02% 19,286$ 2.27% Loans (non run-off portfolio) 50,313 3.86% 51,246 3.84% (933) 0.02% 50,819 4.11% Loans (run-off portfolio) 974 5.93% 1,099 5.91% (125) 0.02% 1,696 5.83% Allowance for loan losses (957) --- (1,015) --- 58 --- (1,076) --- Other assets 9,070 --- 9,395 --- (325) --- 9,678 --- TOTAL ASSETS 77,774$ 3.07% 81,600$ 3.03% (3,826)$ 0.04% 80,403$ 3.26% Interest-bearing demand deposits 9,431 0.14% 9,337 0.16% 94 -0.02% 9,221 0.16% Noninterest-bearing demand deposits 7,890 --- 7,864 --- 26 --- 8,223 --- Savings 3,889 0.14% 3,829 0.13% 60 0.01% 3,812 0.18% Money market 17,991 0.43% 17,502 0.47% 489 -0.04% 16,655 0.50% Certificates of deposit 11,145 1.07% 12,407 1.05% (1,262) 0.02% 11,836 1.09% Borrowed funds 12,419 3.35% 15,598 2.79% (3,179) 0.56% 15,778 3.07% Other liabilities 1,955 --- 2,130 --- (175) --- 2,100 --- Equity 13,054 --- 12,933 --- 121 --- 12,778 --- TOTAL LIABILITIES & SE 77,774$ 0.81% 81,600$ 0.82% (3,826)$ -0.01% 80,403$ 0.89% NET INTEREST MARGIN 2.55% 2.50% 0.05% 2.70% 2Q13 2Q121Q13 Change Quarterly Averages

16

Rating Agencies

- *Sovereign Bank's outlook returned to stable by Moody's in October 2012*
- *No rating actions since October 2012*[1]

STANDARD & POOR'S

- On October 16, 2012, S&P lowered Santander's ratings by 2 notches (from A-/A-2 to BBB/A-2)
- On October 16, 2012 S&P lowered SHUSA's and Sovereign Bank's ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA's or Sovereign's Stand Alone Credit Profile (SACP) rating

MOODY'S

- On October 26, 2012, following its affirmation of its ratings on Spain, Moody's affirmed its ratings on Santander
- On October 26, 2012, Moody's affirmed SHUSA's and Sovereign Bank's ratings. In addition, Sovereign's Outlook was returned to stable

	SOVEREIGN			SHUSA		
June 30, 2013	Moody's	S&P	Fitch	Moody's	S&P	Fitch
LT Senior Debt	Baa1	BBB	BBB	Baa2	BBB	BBB
ST Deposits	P-2	A-2	F-2	P-2	A-2	F-2
Outlook	Stable	Negative	Negative	Negative	Negative	Negative

[1]See Moody's Credit Focus release on Sovereign Bank ratings dated 6/17/2013

Santander

17 Other Loans2 Outstandings NPL* to Total Loans Net Charge-Offs** 1Other Loans = CCRC, Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, CEVF, SFC, & RDM Run-off 2NPLs increased 3Q12 due to OCC rule BK7 *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters Sovereign Bank: Asset Quality – Other Loans1 US $ Billions

18 Sovereign Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 59,994 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% 13.8% Tier 1 Leverage Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 74,386 75,434 76,050 76,277 76,707 72,991 Ratio 10.6% 10.6% 10.5% 10.5% 10.7% 11.4% Tier 1 Risk Based Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 59,994 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% 13.8% Total Risk Based Risk Based Capital 9,133$ 9,241$ 9,283$ 9,311$ 9,509$ 9,466$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 59,994 Ratio 15.1% 15.0% 14.9% 14.9% 15.4% 15.8% Average total assets for leverage capital purposes (1)

19

Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.)

$ Millions	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13
Sovereign Bank Texas Ratio						
Total Equity	$ 12,646	$ 12,721	$ 12,868	$ 12,849	$ 12,938	$ 12,795
Less:						
Goodwill and CDI, net of Deferrred Tax Liability	(3,501)	(3,522)	(3,547)	(3,566)	(3,544)	(3,532)
Tangible Common Equity	$ 9,145	$ 9,199	$ 9,321	$ 9,283	$ 9,394	$ 9,263
Nonperforming Assets	$ 1,371	$ 1,216	$ 1,274	$ 1,242	$ 1,180	$ 1,113
Allowance for loan losses	$ 1,082	$ 1,056	$ 980	$ 1,013	$ 971	$ 925
90+ DPD accruing	$ 4	$ 3	$ 2	$ 3	$ 3	$ 3
Texas Ratio	13.44%	11.89%	12.39%	12.09%	11.41%	10.95%

Santander